November 18, 1999


Dear Ultra-Small Company Shareholder,

We had a good September quarter--up 3.0%. While not exciting in absolute terms, it is quite strong in light of the fact that the broader market averages of both large and small stocks were down over 5%. When we can overcome a market downdraft with positive performance and surpass our primary (CRSP) benchmark by over eight percentage points, as we did this quarter, I'm very happy.

Working our way back: The figure in the upper right hand corner of this page indicates that we are about half of the way back to our all-time high (dividend adjusted) price of $20.58. It has been one year since the ultra-small market low on October 6. The average time ultra-small stocks (as an asset class) have taken to return to the former peak after a correction is six months, based on market data from 1926-98. The longest recovery period has been three and a half years. We are still "pluggin' away" at this goal, and it's slower than I'd like--but we have been making steady progress in the last four quarters.

The following table presents our September quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC.

                                            Sept. Qtr.         1 Year          5 Years        Life-to-Date
                                              7/1/99          10/01/98        10/1/94 to       8/5/94 to
                                            to 9/30/99       to 9/30/99        9/30/99(4)      9/30/99(4)
                                            ----------       ----------       ----------       ----------
  Ultra-Small Company Portfolio                3.0%             21.0%            16.7%            16.6%
  Lipper Small-Cap Stock Funds (1)            -2.7%             27.7%            16.2%            15.1%
  Russell 2000 (small companies) (2)          -6.2%             19.1%            12.4%            13.1%
  CRSP Cap-Based Portfolio 10 Index (3)       -5.3%             23.2%            11.5%            12.3%

  (1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio. (3) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of over 2400 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices. (4) Periods longer than a year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance--The Movers and the Shakers
-------------------------------------------------------------------------
TRANSLATION: A handful of technology stocks and a handful of stocks across other industries "took off" in the September quarter, ensuring overall positive returns for the Portfolio. Several of these were from among our largest positions at the beginning of the quarter.

Eleven stocks appreciated more than 50% during the quarter, adding nicely to our performance:

          Gain & Loss                            Industry                             % Gain
          -----------                            --------                             ------
    1     Clayton Williams Energy                Energy/Oil                           131.6%
    2     United Shipping & Technology           Transportation/Air Courier           100.0%
    3     Santa Cruz Operations                  Data Processing/Software              82.8%
    4     Performance Technologies, Inc.         Data Processing/Hardware              68.2%
    5     Unify Corp.                            Data Processing/Software              66.7%
    6     Interpore International                Machinery/Medical Equip.              60.6%
    7     Turner Corp.                           Building                              60.3%
    8     Kensey Nash Corp.                      Machinery/Medical Equip.              58.2%
    9     Gentner Communications                 Electronics/Electric                  56.1%
   10     Comtech Telecommunications Corp.       Telecommunications                    51.8%
   11     Prosoft Training.com                   Services                              51.2%

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Technology certainly made a contribution to our performance. However, the
Portfolio is not specifically a "tech" fund, and a number of other sectors are represented on the list. Two companies, Unify and Performance Technologies, were among our top ten holdings at the beginning of the quarter, so these gains really made a difference.

Clayton Williams enjoyed a nice recovery as oil prices came back during the quarter. United Shipping & Technology, a tiny company with fast growing revenues, appears to be approaching its first quarterly profit. This company makes and operates self-service shipping kiosks. Santa Cruz and Unify both enjoyed the second "Internet wave," which carried up a number of smaller software firms.

Of course, not all of our stocks went up in the recent quarter. Two stocks declined more than 50%:

   Rank    Company                       Industry              % Decline
   ----    -------                       --------              ---------
    1      Alta Gold Co                  Mining                 -60.0%
    2      McLaren Automotive Group      Automobiles            -51.3%

Alta Gold has suffered from the severe downturn in gold prices. There is some question whether the company will survive. This is the only company that we have held continuously since our first fiscal year, five years ago. McLaren Automotive develops and markets automobile components and accessories. Development expenses have outstripped revenues, causing the firm to significantly increase its debt load.

Detailed Explanation of Fiscal Year Performance--Value Stocks Continue to Trail in Performance
-------------------------------------------------------------------------
TRANSLATION: Value stocks, those priced cheaply relative to some financial measures of worth, continue to do poorly, based on September quarter returns. This poor performance runs counter to the long-term historical trend and puts our Portfolio at a significant disadvantage. Fortunately, we had enough "winning" stocks to overcome this handicap.

You may recall from our annual report that recent history has not been kind to smaller stocks (and especially ultra-small ones) or to value stocks. The market was not particularly kind to domestic companies of any size in the most recent quarter, but it was particularly unkind to stocks on the value end of the spectrum. Since these are the staple of our Portfolio, we really overcame a significant handicap to bring in a return of +3.0%. These are the average quarterly returns of domestic equity funds by style box according to
Morningstar:

                   Value                                Growth

                Large ----------- ----------- -----------
                      |         | |         | |         |
                      |  -9.1%  | |  -5.9%  | |  -3.1%  |
                      |         | |         | |         |
                      ----------- ----------- -----------
                      |         | |         | |         |
                      |  -9.8%  | |  -7.4%  | |  -0.7%  |
                      |         | |         | |         |
                      ----------- ----------- -----------
                      |         | |         | |         |
                      |  -7.2%  | |  -5.1%  | |   0.9%  |
                      |         | |         | |         |
                Small ----------- ----------- -----------


Top Ten Holdings
----------------
The following list will give you a flavor of the diversity of our Portfolio. We rarely put more than 3% of Portfolio net assets in any one company. I usually start to trim them if the company grows much above this level. At the end of the quarter, the Portfolio held 128 stocks. I have continued to pare the number of stocks from 160 a year ago. Here are the top ten:

 Rank     Description                               Industry                          % of Net Assets
 ----     -----------                               --------                          ---------------
   1      Unify Corp.                               Data Processing/Software                4.6%
   2      Pilgrim America Capital Corp              Finance                                 4.0%
   3      Performance Technologies, Inc.            Data Processing/Hardware                4.0%
   4      Catherines Stores Corp.                   Retail Stores                           3.8%
   5      Braun's Fashions Corp.                    Retail Stores                           3.5%
   6      SCP Pool Corp.                            Leisure-Amusement                       2.9%
   7      Home Products International, Inc.         Housewares                              2.8%
   8      Santa Cruz Operation                      Data Processing/Software                2.7%
   9      Gilat Communications                      Telecommunications                      2.5%
  10      Vari L Company, Inc.                      Electronics/Electric                    2.2%
                                                                                            ----
          Total                                                                             33.0%

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
Each of the stocks on this list has appreciated significantly. I briefly discussed Unify in our annual report and will devote more space to this interesting company next quarter. Pilgrim America Capital Corporation, a mutual fund company we highlighted last year, rose 47%. It was the target of a friendly take over bid by Reliastar, an insurance company that owns the Firstar family of funds. The merger was completed in October. I'll miss this company. It's an industry I understand pretty well. As manager of a no-load fund family, I loved reaping the profits from their loads.

Disclaimer
----------
The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, September 30, 1999; security positions can and do change thereafter.

New Prospectus
--------------
TRANSLATION: Each year we print and mail to shareholders an updated prospectus in compliance with federal securities laws. This year, our format has changed dramatically in accordance with an effort to simplify mutual fund prospectuses and make them more readable. We are interested in whether you think it is an improvement. Please drop us a note, call or email if you have an opinion or an idea.

Enclosed is our updated prospectus, which is also our first "Plain English" prospectus. The "Plain English" approach is an effort by the Securities and Exchange Commission to take much of the "legalese" out of prospectuses and to make them more "friendly" for people who may not have training in investments. Bridgeway welcomed this new initiative. However, in order to maintain accordance with SEC guidelines, we had to omit or restructure much of the additional information on items that we wanted to include. In the final analysis, we decided to discuss some of these items in our quarterly letters, rather than in the prospectus itself. In this report we will highlight the two subjects: distribution expenses and the tax efficiency of our Portfolio.

Distribution Cost--or I hate high expenses
------------------------------------------
TRANSLATION: Bridgeway Fund shareholders pay no distribution expenses. They never have. This cost is borne by the Adviser, Bridgeway Capital Management, according to our contract. Any change in this policy would require a vote by Fund shareholders.

On October 15, 1996, shareholders approved a 12b-1 distribution plan, whereby the Fund serves as its own distributor; however, the Adviser, Bridgeway Capital Management, continues to pay all of the distribution expenses. Distribution costs are expenses related to selling the Fund. Since Bridgeway does essentially no advertising, our distribution costs consist primarily of mailing materials to people who request information about the funds. For instance, if a non-shareholder friend of yours calls the "800" number at Bridgeway and asks for a prospectus, the phone expense, personnel expense, prospectus cost, envelope, any other enclosures, and postage are all expenses of the Adviser, not the Ultra-Small Company Portfolio. A majority of mutual funds pay at least a portion of the distribution costs from the fund itself. Bridgeway's policy is in line with our focus on cost efficiency. You may remember that our four business values are integrity, performance, cost, and service.

You may be wondering why I am raising this topic now. It is to avoid any confusion about the presentation of annual expenses in the fee table on page 6 of the enclosed prospectus.

Since the inception of our Portfolio, even before shareholder approval of the 12b-1 Plan, the Adviser has paid all distribution expenses directly from its own capital and profits. The Fund's management contract with its adviser, Bridgeway Capital Management, clearly states that the adviser pays distribution expenses. Therefore, they are not shareholder expenses, and we have previously excluded distribution expenses from our fee table. The SEC has taken the view that since distribution expenses are expenses of the Fund, even though they may not be paid by the Fund, they must be presented in the fee table. The expenses are then "backed out" in the line labeled simply "Fee Waiver." The new SEC rules for plain English do not allow flexibility with the fee table presentation. We can neither add that the "fee waiver" includes distribution expense, nor can we include a footnote to the table to that effect. We disclose it later on page 35 of the prospectus. My concern is that I don't want anyone to think we reneged on our commitment in 1996 never to charge a 12b-1 fee without shareholder approval.

Tax Efficiency
--------------
TRANSLATION: Notwithstanding last year, which was tax inefficient in the extreme, our first five years put us in the middle of the pack with respect to tax efficiency among domestic equity funds. Tax efficiency means that you pay a smaller portion of your Portfolio returns to Uncle Sam. However, this is irrelevant if you hold your shares in an IRA or other tax-deferred account.

On October 31, Bridgeway became the first mutual fund, to my knowledge, to highlight the relative tax efficiency of each of our portfolios in a separate section of its prospectus (see page 38). For an actively managed portfolio, Bridgeway Ultra-Small Company has an OK, not great, long-term record. If you owned this Portfolio over the last five years in a taxable account and paid the maximum tax rate, you would have kept 84% of the Portfolio returns. (If you live in "Taxachusetts" or another tax heavy-state, you keep less.) This measure of tax efficiency considers tax on distributions only; it excludes taxes incurred when you sell shares of the Portfolio. Although the Ultra-Small Company Portfolio is not specifically a tax-managed Portfolio, we do make decisions to minimize taxes when we feel it would not hurt our overall Portfolio returns. Our five-year tax efficiency record ranks in the 53rd percentile among domestic equity funds according to Morningstar.

1999 Dividends
--------------
Our tax efficiency in 1999 will be better. There will be no distributions in 1999.

Wall Street Transcript Interview
--------------------------------
On October 4, the Wall Street Transcript, a magazine for investment professionals, published an interview with me on Bridgeway's strategies and portfolios, including this one. Copies are too expensive to distribute with this letter (sorry), but you can see the article in full on our web site at www.bridgewayfund.com/910wall.htm.

Conclusion
----------
As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/S/ JOHN MONTGOMERY

John Montgomery


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